UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017
Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of President and Chief Operating Officer, Credit and Collections. On May 23, 2017, Conn's, Inc. (the "Company") announced the departure of Michael J. Poppe, President and Chief Operating Officer, Credit and Collections (“COO”), effective as of May 23, 2017. Until a successor COO is appointed, Norman L. Miller, the Company’s Chief Executive Officer, will assume the duties of the COO position.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	May 24, 2017	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel & Secretary